UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2011

TAKEDOWN ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

22 Billiter Street, London, England	EC3M 2RY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 995-1070

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On September 22, 2011, we provided our shareholders with a corporate update for September 2011.

On September 23, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future mixed martial arts (“MMA”) fights with the Unified Combat League, plus certain brand and sponsorship rights.

On September 26, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights with Sport Fight X, plus certain brand and sponsorship rights.

On September 27, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights with Peresvit, plus certain brand and sponsorship rights.

On September 28, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights with CageSport MMA, plus certain brand and sponsorship rights.

On September 29, 2011, we announced that Zara Shirwan, formerly of HALO MMA, has been appointed VP marketing and communications for our subsidiary Takedown Fight Media Inc.

On October 3, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights with MEZ Sports Pandemonium Fights, plus certain brand and sponsorship rights.

On October 6, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights with International Promotional Centre “Star”, plus certain brand and sponsorship rights.

On October 13, 2011, we announced that our company is producing a television pilot for the upcoming season of “Takedown Fights” – a weekly series of the best live MMA Fights from around the world.

On October 17, 2011, we announced that our company is expanding into the South American market and has signed letters of intent to acquire worldwide distribution rights to past and future MMA fights, plus certain brand and sponsorship rights, with two major Brazilian MMA promotions: Nitrix Champion Fight of Itajaí, Santa Catarina State and Win Fight & Entertainment Platinum of Salvador, Bahia State.

On October 20, 2011, we announced that our company has signed a letter of intent to acquire worldwide distribution rights to past and future MMA fights, plus certain brand and sponsorship rights, with Combate Extremo of Monterrey, Mexico.

Item 9.01	Financial Statements and Exhibits

99.1	Corporate Update for September 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKEDOWN ENTERTAINMENT INC.

/s/ Peter E. Wudy
Peter E. Wudy
President and Director

Date: October 24, 2011